UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07707

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2008

Date of reporting period: May 31, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Real Estate Investment Fund

May 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 15, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Real Estate Investment Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2008. The Fund now has a global strategy, but as it is still invested in U.S. funds, both the U.S. benchmark, the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, and the global benchmark, the FTSE European Public Real Estate Association (EPRA)/NAREIT Global Index, will be referenced as points of comparison.

Investment Objective and Policies

This open-end Fund’s investment objective is total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts or REITs and other real estate industry companies, such as real estate operating companies or REOCs. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type. The Fund invests in U.S. and non-U.S. issuers. The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates (“REMICs”) and collateralized mortgage obligations (“CMOs”). The Fund may also invest in short-term investment-grade debt securities and other fixed-income securities. The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared to its global benchmark, the FTSE EPRA/NAREIT Global Index, and its domestic benchmark, the FTSE NAREIT Equity REIT Index. Comparisons to the broad U.S. and global equity markets are shown, as represented by the Standard & Poor’s (S&P) 500 Stock Index and the Morgan Stanley Capital International (MSCI) World Index, for the same time frames.

The Fund’s Class A shares without sales charges underperformed the FTSE EPRA/NAREIT Global Index during the six-month reporting period ended May 31, 2008. Underperformance versus the benchmark was driven by unfavorable security selection and country exposure.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	1

Security selection in Australia, Japan and the U.S. drove relative underperformance for the six-month period. In particular, one of the Fund’s key overweights, a developer/owner held because of its attractive valuation, performed poorly. Japanese real estate equity also underperformed, partly because the domestic economic outlook weakened considerably. In addition, the prospect of slower economic activity in China and the U.S., combined with a strengthening of the yen, affected investor sentiment. However, Japanese property fundamentals were stable in the most important local markets. In particular, real estate companies—developers and investors who own or develop property in the Tokyo Central Business District (CBD)—enjoyed solid supply-demand fundamentals. The majority of the Fund’s holdings in Japan are exposed to the favorable fundamentals of Tokyo’s “Five Wards,” the most important CBD area of the country, where vacancy rates are under 4%—one of the lowest among large CBDs in the world—and rents have risen over the last 12-month period. Investors have reacted negatively to increases in vacancy which are modest (less than 0.5%) and likely to reverse in the medium term because supply-demand balance is solid.

One of the Fund’s largest overweights in Australia also performed poorly, detracting from performance. This company is viewed as vulnerable due to its exposure to U.K. and U.S. retail and residential community development. However, with a strong brand name, reputation for development excellence, a diversified book of businesses and strong balance sheet, this company is well positioned to withstand the credit downturn.

The Fund’s Class A shares without sales charges underperformed the FTSE EPRA/NAREIT Global Index for the 12-month period ended May 31, 2008. Similar to the six-month period, underperformance versus the benchmark was driven by unfavorable security selection and country exposure.

In the most recent 12-month period, security selection in Japan, Australia and Hong Kong detracted from relative performance. In these regions, companies that combine development activities with more stable rental property business detracted from relative performance as low risk appetite prevailed in the global equity markets and investors, fearing the impact of a global liquidity squeeze, were particularly anxious about development strategies where cash flows are less reliable than in the own-to-lease businesses. The Fund’s retail holdings, particularly in Europe, performed well as investors sought the safety of retail shop rents, protected by consumers’ need to replenish basic daily necessities. The Fund’s U.S. health care positions also contributed to relative performance: investors’ fears of the impact of U.S. housing declines on seniors’ enrollment in assisted living and nursing home facilities diminished as facility occupancies have continued to strengthen, and business fundamentals are solid.

2	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Market Review and Investment Strategy

During the six-month period ended May 31, 2008, the FTSE EPRA/NAREIT Global Index returned -7.27%. The decline in global real estate markets was also pronounced for the 12-month period, with the Index returning -15.66%.

During the latter part of the 12-month period, concerns about the impact of a credit cycle downturn on consumers, economic growth and real estate valuations dominated capital markets sentiment and contributed to high equity volatility. During the six-month period ended May 31, 2008, commercial real estate equity markets continued to face pressure, and posted a negative total return. During this period, U.S. and global economies began to slow down under the weight of U.S. residential subprime mortgage defaults, which have impacted lenders and intermediaries’ balance sheets in North America and Europe. The global credit squeeze has constrained liquidity in the Western world financial markets and some contagion has been felt across all markets. The cost of borrowing has increased and availability of credit has diminished across most markets.

In the view of the Fund’s REIT Investment Policy Group (the “Group”), global and U.S. commercial real estate, while not immune to the slowdown in the economy and credit cycle, is better-placed in terms of fundamentals than the U.S. residential sector. For close to a decade, housing starts (the time when con-

struction on a planned housing unit breaks ground) in the U.S. exceeded natural demand: as a result, a significant inventory surplus of residential homes needs to be absorbed. The inventory overhang has resulted in price declines in residential homes at the national level—for the first time since averages have been recorded. In contrast, commercial real estate developers began to scale back developments in the U.S. when credit problems emerged last summer, making excess supply far less of an issue for this sector.

While fundamentals vary by geographical region, in general, new commercial real estate construction during the semi-annual reporting period has been subdued, partly due to high construction costs. As a result, commercial real estate is entering the downturn with robust occupancy rates, a manageable supply of new space in the pipeline and in-place rents which, in many cases, are below prevailing market rents (thus giving some owners an opportunity to increase cash flows as leases expire and new rents are set). As an example, office occupancy rates in the U.S. are currently more favorable than they were at the start of the 1990-1992 downturn, somewhat limiting risk in the sector.

The Group believes the Fund is well positioned to withstand a period of turmoil. Stock selection emphasizes companies with ample dividend coverage, reasonable leverage and high-quality tenants. The Fund’s global scope will allow the Group to uncover new opportunities as it focuses on

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	3

stocks unduly penalized by the market turmoil, attractively valued stocks in markets less affected by spillover from the subprime-mortgage crisis and niche segments where demand dynamics are relatively insulated from the credit crisis.

4	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (NAREIT) Global Index, the unmanaged FTSE NAREIT Equity REIT Index, the unmanaged Standard & Poor’s (S&P) 500 Stock Index, and the unmanaged Morgan Stanley Capital International (MSCI) World Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE EPRA/NAREIT Global Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets. The FTSE NAREIT Equity REIT Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund concentrates its investments in real estate-related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve prepayment risk. Prepayment risk is the risk that early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a fund to a lower rate of return upon reinvestment of principal. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Fund’s assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Real Estate Investment Fund
Class A	-8.26%	-16.32%

Class B	-8.56%	-16.98%

Class C	-8.59%	-16.96%

Advisor Class*	-8.12%	-16.08%

Class R*	-8.35%	-16.56%

Class K*	-8.25%	-16.32%

Class I*	-7.99%	-15.95%

FTSE EPRA/NAREIT Global Index	-7.27%	-15.66%

FTSE NAREIT Equity REIT Index	2.73%	-11.89%

S&P 500 Stock Index	-4.47%	-6.70%

MSCI World Index (net)	-4.07%	-3.68%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-16.32%	-19.88%
5 Years	17.31%	16.30%
10 Years	10.86%	10.38%

Class B Shares
1 Year	-16.98%	-19.07%
5 Years	16.45%	16.45%
10 Years(a)	10.24%	10.24%

Class C Shares
1 Year	-16.96%	-17.48%
5 Years	16.47%	16.47%
10 Years	10.09%	10.09%

Advisor Class Shares†
1 Year	-16.08%	-16.08%
5 Years	17.75%	17.75%
10 Years	11.24%	11.24%

Class R Shares†
1 Year	-16.56%	-16.56%
Since Inception*	10.65%	10.65%

Class K Shares†
1 Year	-16.32%	-16.32%
Since Inception*	10.96%	10.96%

Class I Shares†
1 Year	-15.95%	-15.95%
Since Inception*	11.35%	11.35%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.24%, 1.98%, 1.96%, 0.96%, 1.56%, 1.34% and 0.91% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.
(a)	Assumes conversion of Class B shares into Class A shares after eight years.
†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2008)
SEC Returns

Class A Shares
1 Year	-23.18%
5 Years	12.77%
10 Years	9.10%

Class B Shares
1 Year	-22.41%
5 Years	12.90%
10 Years(a)	8.96%

Class C Shares
1 Year	-20.86%
5 Years	12.95%
10 Years	8.82%

Advisor Class Shares†
1 Year	-19.56%
5 Years	14.17%
10 Years	9.95%

Class R Shares†
1 Year	-19.98%
Since Inception*	6.22%

Class K Shares†
1 Year	-19.72%
Since Inception*	6.52%

Class I Shares†
1 Year	-19.36%
Since Inception*	6.90%

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other person associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 5.

8	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2007		Ending Account Value May 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$917.38	$1,018.30	$6.42	$6.76
Class B	$1,000	$1,000	$914.41	$1,014.50	$10.05	$10.58
Class C	$1,000	$1,000	$914.08	$1,014.75	$9.81	$10.33
Advisor Class	$1,000	$1,000	$918.81	$1,019.80	$4.99	$5.25
Class R	$1,000	$1,000	$916.48	$1,017.40	$7.28	$7.67
Class K	$1,000	$1,000	$917.54	$1,018.70	$6.04	$6.36
Class I	$1,000	$1,000	$920.11	$1,020.85	$3.98	$4.19
*	Expenses are equal to the classes’ annualized expense ratios of 1.34%, 2.10%, 2.05%, 1.04%, 1.52%, 1.26% and 0.83%, respectively, multiplied by the average account value over the period, multiply by 183/366. (to reflect the one half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $225.9

*	All data are as of May 31, 2008. The Fund’s industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio Summary

TEN LARGEST HOLDINGS

May 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Unibail	$10,162,403	4.5%
Sun Hung Kai Properties Ltd.	9,308,542	4.1
Simon Property Group, Inc.	8,306,496	3.7
Westfield Group	7,669,114	3.4
Klepierre	7,492,512	3.3
NTT Urban Development Corp.	7,396,597	3.3
Kerry Properties Ltd.	6,917,909	3.1
Hang Lung Properties Ltd.	6,062,093	2.7
Prologis	5,970,052	2.6
Mitsubishi Estate Co., Ltd.	5,605,976	2.5
	$74,891,694	33.2%

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	11

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.6%
Equity: Other – 46.6%
Diversified/Specialty – 41.2%
Alexandria Real Estate Equities, Inc.	22,800	$2,378,040
BioMed Realty Trust, Inc.	44,200	1,161,576
British Land Co. PLC	214,200	3,402,128
Canadian Real Estate Investment Trust	68,773	2,118,003
DB RREEF Trust	3,589,074	5,429,137
Digital Realty Trust, Inc.	84,700	3,582,810
Entertainment Properties Trust	52,600	2,895,630
Forest City Enterprises, Inc. – Class A	14,000	560,000
Hang Lung Properties Ltd.	1,591,000	6,062,093
Henderson Land Development Co., Ltd.	490,000	3,410,322
Kerry Properties Ltd.	1,010,480	6,917,909
Land Securities Group PLC	142,473	3,989,342
Lend Lease Corp. Ltd.	381,300	4,441,418
Mitsubishi Estate Co., Ltd.	208,000	5,605,976
Mitsui Fudosan Co., Ltd.	147,000	3,648,667
Morguard Real Estate Investment Trust	82,500	1,096,014
New World Development Co., Ltd.	1,830,990	4,609,678
Plum Creek Timber Co., Inc.	23,400	1,091,610
Rayonier, Inc.	36,600	1,737,036
Stockland	179,280	1,082,597
Stockland-New	7,843	42,729
Sumitomo Realty & Development	80,000	2,050,518
Sun Hung Kai Properties Ltd.	578,000	9,308,542
Tokyu Land Corp.	317,000	2,276,827
Unibail	39,071	10,162,403
Vornado Realty Trust	30,800	3,010,084
Wereldhave NV	9,000	1,049,529

		93,120,618

Health Care – 4.7%
HCP, Inc.	50,107	1,716,666
Health Care REIT, Inc.	51,900	2,506,770
Nationwide Health Properties, Inc.	58,800	2,006,844
Omega Healthcare Investors, Inc.	85,100	1,516,482
Ventas, Inc.	60,896	2,902,303

		10,649,065

Triple Net – 0.7%
National Retail Properties, Inc.	71,500	1,623,765

		105,393,448

Retail – 21.7%
Regional Mall – 10.5%
CBL & Associates Properties, Inc.	21,000	552,510
General Growth Properties, Inc.	85,500	3,553,380
Macerich Co.	19,500	1,394,835
Simon Property Group, Inc.	83,600	8,306,496
Taubman Centers, Inc.	41,100	2,209,125

12	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

Company	Shares	U.S.$ Value

Westfield Group(a)	13,951	$204,816
Westfield Group	457,200	7,464,298

		23,685,460

Shopping Center/Other Retail – 11.2%
CapitaMall Trust	1,377,000	3,347,550
Citycon Oyj	316,883	1,726,380
Corio NV	11,900	1,043,309
Federal Realty Investment Trust	15,600	1,257,672
Hammerson PLC	72,820	1,321,068
Kimco Realty Corp.	54,100	2,128,835
Klepierre	126,619	7,492,512
Liberty International PLC	60,500	1,058,600
Macquarie CountryWide Trust	772,100	871,882
Mercialys SA	1,300	65,514
New World Department Store China Ltd.(a)	17,428	17,765
Primaris Retail Real Estate Investment Trust	60,541	1,066,288
Regency Centers Corp.	17,000	1,130,330
RioCan Real Estate Investment Trust	54,849	1,179,131
Tanger Factory Outlet Centers	44,002	1,682,637

		25,389,473

		49,074,933

Office – 15.2%
Office – 15.2%
Allied Properties Real Estate Investment Trust	96,222	2,105,331
Boston Properties, Inc.	20,400	1,993,896
Brookfield Properties Corp.	119,725	2,407,670
Castellum AB	199,200	2,193,614
Cominar Real Estate Investment Trust	59,068	1,238,908
Derwent Valley Holdings PLC	64,394	1,504,267
Dundee Real Estate Investment Trust	31,801	1,075,076
Great Portland Estates PLC	185,386	1,421,513
Highwoods Properties, Inc.	47,300	1,702,800
ING Office Fund	1,519,480	1,926,703
IVG Immobilien AG	7,249	173,684
Japan Real Estate Investment Corp. – Class A	281	3,463,965
Nippon Building Fund, Inc. – Class A	125	1,659,712
Nomura Real Estate Office Fund, Inc. – Class A	151	1,201,993
Norwegian Property ASA	210,919	1,452,792
NTT Urban Development Corp.	4,505	7,396,597
SL Green Realty Corp.	13,750	1,370,875

		34,289,396

Residential – 6.5%
Multi-Family – 4.9%
Apartment Investment & Management Co. – Class A	31,687	1,253,863
AvalonBay Communities, Inc.	8,900	900,680
Boardwalk Real Estate Investment Trust	29,058	1,232,691
Equity Residential	64,300	2,719,247
Essex Property Trust, Inc.	8,600	1,027,442
Home Properties, Inc.	22,200	1,136,640

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	13

Portfolio of Investments

Company	Shares	U.S.$ Value

Mid-America Apartment Communities, Inc.	30,500	$1,707,390
UDR, Inc.	45,000	1,113,300

		11,091,253

Self Storage – 1.6%
Extra Space Storage, Inc.	61,200	1,018,980
Public Storage	29,600	2,608,648

		3,627,628

		14,718,881

Industrial – 4.3%
Industrial Warehouse Distribution – 4.3%
Ascendas Real Estate Investment Trust	1,705,000	3,089,969
Prologis	96,400	5,970,052
Segro PLC	78,562	648,782

		9,708,803

Lodging – 4.3%
Lodging – 4.3%
Ashford Hospitality Trust, Inc.	147,950	908,413
DiamondRock Hospitality Co.	129,218	1,771,579
Fonciere des Murs	38,000	1,352,788
Host Hotels & Resorts, Inc.	113,331	1,948,160
Marriott International, Inc. – Class A	13,300	437,703
Strategic Hotels & Resorts, Inc.	81,000	1,113,750
Sunstone Hotel Investors, Inc.	107,700	2,073,225

		9,605,618

Total Common Stocks (cost $210,630,997)		222,791,079

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.7%
Time Deposit – 0.7%
The Bank of New York
1.00%, 6/02/08 (cost $1,610,000)	$1,610	1,610,000

Total Investments – 99.3% (cost $212,240,997)		224,401,079
Other assets less liabilities – 0.7%		1,537,115

Net Assets – 100.0%		$225,938,194

(a)	Non-income producing security.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Portfolio of Investments

FINANCIAL ACCOUNTING STANDARDS NO. 157

May 31, 2008 (unaudited)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$97,448,736		$	– 0	–
Level 2	126,952,343
Level 3	– 0	–		– 0	–

Total	$224,401,079		$	– 0	–

*	Other financial instruments include futures, forwards and swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs

(Level 3) were used in determining fair value:

	Investments In Securities			Other Financial Instruments
Balance as of 11/30/2007	$	– 0	–	$	– 0	–
Accrued discounts /premiums		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–*
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Net purchases (sales)		– 0	–		– 0	–
Net transfers in and/or out of Level 3		– 0	–		– 0	–

Balance as of 5/31/08	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments still held as of 5/31/08	$	– 0	–	$	– 0	–

*	The realized gain (loss) recognized during the period ended 5/31/08 for other financial instruments was $0.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	15

Financial Accounting Standards No. 157

STATEMENT OF ASSETS & LIABILITIES

May 31, 2008 (unaudited)

Assets
Investments in securities, at value (cost $212,240,997)	$224,401,079
Cash	5,637
Foreign cash, at value (cost $920,366)	927,318
Receivable for capital stock sold	723,905
Receivable for investment securities sold	550,365
Dividends and interest receivable	537,386
Tax reclaim receivable	12,447

Total assets	227,158,137

Liabilities
Payable for capital stock redeemed	754,243
Advisory fee payable	111,619
Distribution fee payable	96,787
Custodian fee payable	85,110
Transfer Agent fee payable	22,372
Administrative fee payable	10,823
Payable for foreign currency transactions	375
Accrued expenses	138,614

Total liabilities	1,219,943

Net Assets	$225,938,194

Composition of Net Assets
Capital stock, at par	$15,401
Additional paid-in capital	225,269,299
Distributions in excess of net investment income	(2,301,332)
Accumulated net realized loss on investment and foreign currency transactions	(9,200,684)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	12,155,510

$225,938,194

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$140,943,053	9,574,894	$14.72	*

B	$24,899,097	1,714,561	$14.52

C	$37,030,870	2,537,671	$14.59

Advisor	$6,801,288	464,566	$14.64

R	$3,383,000	230,719	$14.66

K	$8,250,548	562,728	$14.66

I	$4,630,338	315,363	$14.68

*	The maximum offering price per share for Class A shares was $15.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2008 (unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $391,796)	$4,546,871
Interest	31,001	$4,577,872

Expenses
Advisory fee (see Note B)	645,337
Distribution fee—Class A	210,803
Distribution fee—Class B	144,325
Distribution fee—Class C	208,180
Distribution fee—Class R	6,678
Distribution fee—Class K	10,269
Transfer agency—Class A	160,238
Transfer agency—Class B	41,684
Transfer agency—Class C	51,004
Transfer agency—Advisor Class	7,023
Transfer agency—Class R	2,694
Transfer agency—Class K	8,216
Transfer agency—Class I	661
Custodian	75,078
Administrative	50,917
Registration	49,365
Audit	44,384
Printing	28,064
Directors’ fees	26,074
Legal	25,497
Miscellaneous	10,408

Total expenses	1,806,899
Less: expense offset arrangement (see Note B)	(6,807)

Net expenses		1,800,092

Net investment income		2,777,780

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(9,040,479)
Foreign currency transactions		103,878
Net change in unrealized appreciation/depreciation of: Investments		(17,395,184)
Foreign currency denominated assets and liabilities		(17,703)

Net loss on investment and foreign currency transactions		(26,349,488)

Net Decrease in Net Assets from Operations		$(23,571,708)

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,777,780	$3,380,842
Net realized gain (loss) on investment and foreign currency transactions	(8,936,601)	93,271,096
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(17,412,887)	(115,831,977)

Net decrease in net assets from operations	(23,571,708)	(19,180,039)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(4,007,419)	(2,160,392)
Class B	(776,709)	(151,812)
Class C	(1,117,193)	(177,286)
Advisor Class	(172,997)	(86,870)
Class R	(62,316)	(14,724)
Class K	(223,975)	(27,591)
Class I	(164,535)	(62,018)
Net realized gain on investment and foreign currency transactions
Class A	(52,097,496)	(19,797,610)
Class B	(11,958,804)	(5,914,862)
Class C	(17,199,450)	(6,188,962)
Advisor Class	(2,094,963)	(589,771)
Class R	(807,320)	(59,853)
Class K	(2,874,394)	(35,532)
Class I	(1,621,278)	(390,685)
Capital Stock Transactions
Net increase (decrease)	65,293,425	(34,886,707)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	10,984

Total decrease	(53,457,132)	(89,713,730)
Net Assets
Beginning of period	279,395,326	369,109,056

End of period (including (distributions in excess of) and undistributed net investment income of ($2,301,332) and $1,446,032, respectively)	$225,938,194	$279,395,326

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”), formerly known as AllianceBernstein Real Estate Investment Fund, Inc., was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	19

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contract and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

20	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	21

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the six months ended May 31, 2008, such fees amounted to $50,917.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $116,035 for the six months ended May 31, 2008.

For the six months ended May 31, 2008, the Fund’s expenses were reduced by $6,807 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,873 from the sale of Class A shares and received $1,029, $8,620 and $5,848 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2008.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2008, amounted to $97,318, of which $0 and $28, respectively, were paid to Sanford C. Bernstein Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The

22	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,214,205, $2,052,330, $53,712 and $26,454 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$50,504,271		$76,947,301
U.S. government securities	–0	–	–0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$33,951,780
Gross unrealized depreciation	(21,791,698)

Net unrealized appreciation	$12,160,082

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	23

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class A
Shares sold	1,580,974	1,821,971	$23,677,767	$49,901,548

Shares issued in reinvestment of dividends and distributions	3,244,798	765,982	48,134,957	20,185,817

Shares converted from Class B	246,682	418,159	3,610,213	11,349,895

Shares redeemed	(1,931,143)	(3,995,440)	(28,782,398)	(106,940,521)

Net increase (decrease)	3,141,311	(989,328)	$46,640,539	$(25,503,261)

24	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class B
Shares sold	134,845	227,423	$1,987,009	$6,264,296

Shares issued in reinvestment of dividends and distributions	738,396	211,541	10,818,962	5,529,058

Shares converted to Class A	(249,921)	(421,674)	(3,610,213)	(11,349,895)

Shares redeemed	(402,216)	(736,239)	(5,986,046)	(19,510,355)

Net increase (decrease)	221,104	(718,949)	$3,209,712	$(19,066,896)

Class C
Shares sold	520,558	333,757	$7,691,909	$9,119,054

Shares issued in reinvestment of dividends and distributions	738,072	214,404	10,872,799	5,615,113

Shares redeemed	(865,656)	(705,611)	(12,674,325)	(18,421,795)

Net increase (decrease)	392,974	(157,450)	$5,890,383	$(3,687,628)

Advisor Class
Shares sold	215,067	179,017	$3,212,691	$4,886,349

Shares issued in reinvestment of dividends and distributions	116,247	17,888	1,713,486	470,046

Shares redeemed	(121,064)	(161,363)	(1,814,872)	(4,341,471)

Net increase	210,250	35,542	$3,111,305	$1,014,924

Class R
Shares sold	97,902	104,148	$1,440,418	$2,806,947

Shares issued in reinvestment of dividends and distributions	58,828	2,827	869,614	74,569

Shares redeemed	(23,063)	(32,313)	(340,819)	(840,538)

Net increase	133,667	74,662	$1,969,213	$2,040,978

Class K
Shares sold	80,836	402,930	$1,186,940	$10,382,576

Shares issued in reinvestment of dividends and distributions	209,420	2,352	3,093,743	61,539

Shares redeemed	(82,165)	(63,564)	(1,211,952)	(1,589,006)

Net increase	208,091	341,718	$3,068,731	$8,855,109

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	25

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007	Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30, 2007

Class I
Shares sold	567,031	69,392	$8,027,164	$1,852,713

Shares issued in reinvestment of dividends and distributions	121,098	17,209	1,785,813	452,703

Shares redeemed	(571,272)	(32,241)	(8,409,435)	(845,349)

Net increase	116,857	54,360	$1,403,542	$1,460,067

During the period ended November 30, 2007, the Fund received $10,984 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk — Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

26	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2007 and November 30, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$2,706,147	$1,454,098
Long-term capital gains	32,951,821	524,706

Total taxable distributions	35,657,968	1,978,804

Total distributions paid	$35,657,968	$1,978,804

As of November 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,975,843
Long-term capital gains	85,333,229
Unrealized appreciation/(depreciation)	25,094,979	(a)

Total accumulated earnings/(deficit)	$119,404,051

(a)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the mark to market of passive foreign investment companies.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	27

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

28	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On May 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 25.53	$ 30.00	$ 22.04	$ 19.15	$ 14.90	$ 11.52

Income From Investment Operations
Net investment income(a)	.20	.35	.15	.32	.27	(b)	.37
Net realized and unrealized gain (loss) on investment transactions	(2.27)	(1.86)	8.06	2.87	4.50	3.53

Net increase (decrease) in net asset value from operations	(2.07)	(1.51)	8.21	3.19	4.77	3.90

Less: Dividends and Distributions
Dividends from net investment income	(.60)	(.28)	(.25)	(.30)	(.52)	(.52)
Distributions from net realized gain on investment and foreign currency transactions	(8.14)	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(8.74)	(2.96)	(.25)	(.30)	(.52)	(.52)

Net asset value, end of period	$ 14.72	$ 25.53	$ 30.00	$ 22.04	$ 19.15	$ 14.90

Total Return
Total investment return based on net asset value(c)	(16.32)%	(5.27)%	37.50%	16.83%	32.70%	34.89%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$140,943	$164,223	$222,701	$128,890	$88,162	$57,701
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.34	%(d)	1.24%	1.20	%(e)	1.35%	1.31%	1.74%
Expenses, before waivers/ reimbursements	1.34	%(d)	1.24%	1.20	%(e)	1.35%	1.55%	1.74%
Net investment income	2.56	%(d)	1.29%	.59	%(e)	1.58%	1.67	%(b)	2.84%
Portfolio turnover rate	22%	102%	49%	46%	39%	30%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 25.28	$ 29.77	$ 21.84	$ 19.01	$ 14.84	$ 11.48

Income From Investment Operations
Net investment income(a)	.14	.18	.12	.18	.20	(b)	.30
Net realized and unrealized gain (loss) on investment transactions	(2.24)	(1.92)	7.88	2.82	4.42	3.51

Net increase (decrease) in net asset value from operations	(2.10)	(1.74)	8.00	3.00	4.62	3.81

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.07)	(.07)	(.17)	(.45)	(.45)
Distributions from net realized gain on investment and foreign currency transactions	(8.14)	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(8.66)	(2.75)	(.07)	(.17)	(.45)	(.45)

Net asset value, end of period	$ 14.52	$ 25.28	$ 29.77	$ 21.84	$ 19.01	$ 14.84

Total Return
Total investment return based on net asset value(c)	(16.98)%	(6.13)%	36.70%	15.89%	31.69%	34.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,899	$37,750	$65,863	$79,207	$107,943	$106,147
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.10	%(d)	1.98%	1.94	%(e)	2.05%	2.03%	2.47%
Expenses, before waivers/ reimbursements	2.10	%(d)	1.98%	1.94	%(e)	2.06%	2.27%	2.47%
Net investment income	1.81	%(d)	.65%	.47	%(e)	.91%	1.22	%(b)	2.40%
Portfolio turnover rate	22%	102%	49%	46%	39%	30%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	31

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 25.36	$ 29.81	$ 21.89	$ 19.03	$ 14.86	$ 11.49

Income From Investment Operations
Net investment income(a)	.14	.13	.04	.18	.18	(b)	.29
Net realized and unrealized gain (loss) on investment transactions	(2.25)	(1.83)	7.95	2.85	4.44	3.53

Net increase (decrease) in net asset value from operations	(2.11)	(1.70)	7.99	3.03	4.62	3.82

Less: Dividends and Distributions
Dividends from net investment income	(.52)	(.07)	(.07)	(.17)	(.45)	(.45)
Distributions from net realized gain on investment and foreign currency transactions	(8.14)	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(8.66)	(2.75)	(.07)	(.17)	(.45)	(.45)

Net asset value, end of period	$ 14.59	$ 25.36	$ 29.81	$ 21.89	$ 19.03	$ 14.86

Total Return
Total investment return based on net asset value(c)	(16.96)%	(5.98)%	36.57%	16.04%	31.65%	34.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,031	$54,390	$68,638	$51,900	$56,543	$47,698
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.05	%(d)	1.96%	1.91	%(e)	2.04%	2.02%	2.46%
Expenses, before waivers/ reimbursements	2.06	%(d)	1.96%	1.91	%(e)	2.04%	2.26%	2.46%
Net investment income	1.83	%(d)	.48%	.16	%(e)	.91%	1.11	%(b)	2.31%
Portfolio turnover rate	22%	102%	49%	46%	39%	3	0%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2008 (unaudited)	Year Ended November 30,
2007	2006	2005	2004	2003

Net asset value, beginning of period	$ 25.45	$ 29.84	$ 21.91	$ 19.04	$ 14.83	$ 11.48

Income From Investment Operations
Net investment income(a)	.22	.37	.25	.29	.32	(b)	.40
Net realized and unrealized gain (loss) on investment transactions	(2.26)	(1.71)	8.00	2.94	4.47	3.53

Net increase (decrease) in net asset value from operations	(2.04)	(1.34)	8.25	3.23	4.79	3.93

Less: Dividends and Distributions
Dividends from net investment income	(.63)	(.37)	(.32)	(.36)	(.58)	(.58)
Distributions from net realized gain on investment and foreign currency transactions	(8.14)	(2.68)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(8.77)	(3.05)	(.32)	(.36)	(.58)	(.58)

Net asset value, end of period	$ 14.64	$ 25.45	$ 29.84	$ 21.91	$ 19.04	$ 14.83

Total Return
Total investment return based on net asset value(c)	(16.08)%	(4.72)%	37.98%	17.17%	33.07%	35.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,801	$6,472	$6,528	$3,097	$159,321	$102,135
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.04	%(d)	.96%	.90	%(e)	.95%	1.00%	1.44%
Expenses, before waivers/ reimbursements	1.04	%(d)	.96%	.90	%(e)	.95%	1.25%	1.44%
Net investment income	2.82	%(d)	1.37%	1.00	%(e)	1.54%	1.97	%(b)	3.17%
Portfolio turnover rate	22%	102%	49%	46%	39%	30%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	33

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,			March 1, 2005(f) to November 30, 2005
			2007	2006

Net asset value, beginning of period	$ 25.46		$ 29.97	$ 22.01		$ 18.97

Income From Investment Operations
Net investment income (loss)(a)	.18		.06	(.22	)†	.39
Net realized and unrealized gain (loss) on investment transactions	(2.26)		(1.66)	8.38		2.81

Net increase (decrease) in net asset value from operations	(2.08)		(1.60)	8.16		3.20

Less: Dividends and Distributions
Dividends from net investment income	(.58)		(.23)	(.20)		(.16)
Distributions from net realized gain on investment and foreign currency transactions	(8.14)		(2.68)	– 0	–	– 0	–

Total dividends and distributions	(8.72)		(2.91)	(.20)		(.16)

Net asset value, end of period	$ 14.66		$ 25.46	$ 29.97		$ 22.01

Total Return
Total investment return based on net asset value(c)	(16.56)%		(5.60)%	37.27%		16.99%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,383		$2,471	$671		$58
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.52	%(d)	1.56%	1.48	%(e)	1.69	%(d)
Expenses, before waivers/ reimbursements	1.52	%(d)	1.56%	1.48	%(e)	1.70	%(d)
Net investment income (loss)	2.40	%(d)	.21%	(.81	)%(e)	2.89	%(d)
Portfolio turnover rate	22%		102%	49%		46%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,			March 1, 2005(f) to November 30, 2005
			2007	2006

Net asset value, beginning of period	$ 25.46		$ 29.96	$ 22.03		$ 18.97

Income From Investment Operations
Net investment income (loss)(a)	.20		(.36 )†	(.07	)†	.38
Net realized and unrealized gain (loss) on investment transactions	(2.26)		(1.15)	8.28		2.87

Net increase (decrease) in net asset value from operations	(2.06)		(1.51)	8.21		3.25

Less: Dividends and Distributions
Dividends from net investment income	(.60)		(.31)	(.28)		(.19)
Distributions from net realized gain on investment and foreign currency transactions	(8.14)		(2.68)	– 0	–	– 0	–

Total dividends and distributions	(8.74)		(2.99)	(.28)		(.19)

Net asset value, end of period	$ 14.66		$ 25.46	$ 29.96		$ 22.03

Total Return
Total investment return based on net asset value(c)	(16.32)%		(5.28)%	37.55%		17.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,251		$9,029	$387		$42
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.26	%(d)	1.34%	1.16	%(e)	1.37	%(d)
Expenses, before waivers/reimbursements	1.26	%(d)	1.34%	1.16	%(e)	1.37	%(d)
Net investment income (loss)	2.65	%(d)	(1.46)%	(.30	)%(e)	2.72	%(d)
Portfolio turnover rate	22%		102%	49%		46%

See footnote summary on page 36.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	35

Financial Highlights

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2008 (unaudited)		Year Ended November 30,			March 1, 2005(f) to November 30, 2005
			2007	2006

Net asset value, beginning of period	$ 25.49		$ 29.97	$ 22.01		$ 18.97

Income From Investment Operations
Net investment income(a)	.26		.36	.21		.53
Net realized and unrealized gain (loss) on investment transactions	(2.28)		(1.78)	8.08		2.76

Net increase (decrease) in net asset value from operations	(2.02)		(1.42)	8.29		3.29

Less: Dividends and Distributions
Dividends from net investment income	(.65)		(.38)	(.33)		(.25)
Distributions from net realized gain on investment and foreign currency transactions	(8.14)		(2.68)	– 0	–	– 0	–

Total dividends and distributions	(8.79)		(3.06)	(.33)		(.25)

Net asset value, end of period	$ 14.68		$ 25.49	$ 29.97		$ 22.01

Total Return
Total investment return based on net asset value(c)	(15.95)%		(4.97)%	38.04%		17.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,630		$5,060	$4,321		$1,059
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.83	%(d)	.91%	.86	%(e)	1.15	%(d)
Expenses, before waivers/reimbursements	.83	%(d)	.91%	.86	%(e)	1.15	%(d)
Net investment income	3.26	%(d)	1.34%	.81	%(e)	4.03	%(d)
Portfolio turnover rate	22%		102%	49%		46%

†	Due to the timing of sales and repurchases of capital shares, the net investment income per share is not in accord with the Fund’s change in net investment income for the period.

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser and Transfer Agent.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distribution.

36	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1),(2)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Garry L. Moody(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Teresa Marziano(3), Senior Vice President

Joseph G. Paul(3), Senior Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian and Accounting Agent

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

(1)	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	37

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 6-8, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

38	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	39

subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared to a group of similar funds selected by Lipper (the “Performance Group”) and as compared to a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA) National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the “FTSE EPRA NAREIT Equity Index”) and the NAREIT Equity Index, in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2008, except as noted below, and (in the case of the NAREIT Equity Index) the since inception period (September 1996 inception). The directors noted that the Fund was in the 2nd quintile of the Performance Group and Performance Universe for the 1- and 5-year periods, 1st quintile of the Performance Group and Performance Universe for the 3-year period and 2nd out of 4 of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period, and that the Fund underperformed the FTSE EPRA NAREIT Equity Index in the 1-, 3- and 5-year periods (no information was available for the 10-year and since inception periods) and outperformed the NAREIT Equity Index in all periods reviewed except in the 10-year period, when it underperformed that index. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment

40	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 55 basis points, plus the 3 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	41

scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

42	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Real Estate Investment Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	On March 1, 2007, the Fund began pursuing global investment strategies, and accordingly, the series was renamed “Global Real Estate Investment Fund, Inc.” Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	43

consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$220.2	Global Real Estate Investment Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $93,241 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio[4]		Fiscal Year
Global Real Estate Investment Fund, Inc.	Advisor	0.96%	November 30
	Class A	1.24%
	Class B	1.98%
	Class C	1.96%
	Class R	1.56%
	Class K	1.34%
	Class I	0.91%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

44	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[6]	$220.2	U.S. REIT Strategy 70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25m	0.534%	0.550%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	The Fund’s investment guidelines are not as restrictive as that of the institutional strategy. The Fund may invest in equity securities of non-U.S. real estate investment trusts (“REITS”) and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	45

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Global Real Estate Investment Fund, Inc.[8]	Real Estate Investment Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for U.S. Real Estate Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Real Estate Securities Portfolio
Class A	1.75%
Class I (Institutional)	0.95%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	It should be noted that the Fund’s investment guidelines are not as restrictive as that of the AVPS portfolio. The Fund may invest in equity securities of non-U.S. REITS and other non-U.S. real estate industry companies in contrast to the AVPS portfolio, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.

46	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Global Real Estate Investment Fund, Inc.	0.550	0.850	1/17

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Real Estate Investment Fund, Inc.	1.240	1.399	5/17	1.405	11/47

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	47

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.14 During the Fund’s most recently completed fiscal year,

14	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

48	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

ABI received from the Fund $16,848, $1,809,614 and $54,131 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $266,918 in fees from the Fund.15

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,16 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

15	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $28,647 under the offset agreement between the Fund and ABIS.

16	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	49

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th – 75th percentile of their comparable peers.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

17	The Deli study was originally published in 2002 based on 1997 data.

18	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)20 for the periods ended January 31, 2008.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-19.41	-24.13	-23.18	4/17	21/62
3 year	12.75	11.35	11.35	3/16	8/44
5 year	20.18	18.65	18.67	3/13	7/33
10 year	10.14	9.96	10.14	2/4	7/13

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 year (%)	Since Inception (%)
Global Real Estate Investment Fund, Inc.	-19.41	12.75	20.18	10.14	12.64
FTSE EPRA NAREIT Equity Index	-15.01	15.30	23.74	N/A	N/A
NAREIT Equity Index	-23.04	11.33	18.63	10.43	12.59

Inception Date: September 30, 1996

19

The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

20	The Fund’s PG is identical to its respective EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	51

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

52	• ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND •	53

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRE-0152-0508

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Real Estate Investment Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	July 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 30, 2008